EXHIBIT 10.38

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

STATE OF TEXAS	§
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COUNTY OF HARRIS	§

FIRST MODIFICATION TO ASSIGNMENT OF LEASES AND RENTS

THIS FIRST MODIFICATION TO ASSIGNMENT OF LEASES AND RENTS (this “Modification”), is executed by DEEP DOWN, INC., a Nevada corporation (“Grantor”), and WHITNEY NATIONAL BANK, a national banking association (together with its successors and assigns, “Assignee”), and is effective for all purposes as of April 14, 2010.

RECITALS

A.    Grantor, as borrower, and Lender previously entered into that certain Credit Agreement dated as of November 11, 2008 (as amended by the First Amendment to Credit Agreement dated as of December 18, 2008, the Second Amendment to Credit Agreement dated as of February 13, 2009, the Third Amendment to Credit Agreement dated as of May 29, 2009, and as further amended, the “Existing Credit Agreement”).

B.    To secure Grantor’s obligations under the Existing Credit Agreement, Grantor executed, among other documents, that certain Assignment of Leases and Rents, dated effective May 29, 2009, and recorded on June 1, 2009 in the Real Property Records of Harris County, Texas, under Clerk’s File No. 20090234356, assigning to Lender all of Grantor’s rights, title, and interest to any leases and rents in respect of certain property located in Harris County, Texas (the “Assignment”).

C.    Grantor and Lender have agreed to amend and restate the Existing Credit Agreement in its entirety pursuant to that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through the date hereof (as amended, restated, or supplemented, the “Credit Agreement”).

D.    In connection with the Credit Agreement, and as a material inducement to Assignee’s execution thereof, Assignee and Grantor have agreed to amend the Assignment, subject to the terms and conditions herein.

E.    Capitalized terms not defined herein shall have the meanings ascribed to them in the Assignment.

In consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Assignee agree to amend that certain Assignment as follows:

1.   Modification to Assignment.

(a)    The first paragraph of the Assignment is amended to delete the last sentence in its entirety and to replace it with the following:

“All capitalized terms used in this Assignment but which are not defined in this Assignment, shall have the meanings given them in that certain Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010, between Assignor, as borrower, and Assignee, as lender (as amended, restated, or supplemented, the “Credit Agreement”).”

(b)   Section 2 of the Assignment is amended to delete subsection (b)(ii) in its entirety and to replace it with the following:

“(ii) interest, principal, or other amounts with respect to any and all loans secured by deeds of trust on the Property, including, without limitation, that certain Deed of Trust, Security Agreement and UCC Financing Statement for Fixture Filing (as amended, restated, or supplemented, the “Deed of Trust”), dated of even date herewith, executed by Assignor to Gary M. Olander, Trustee, for the benefit of Assignee, and covering the Property,”

2.   Scope of Modification; Ratification.  Except as specifically amended by this Modification, the Assignment is unchanged and continues in full force and effect.  Grantor hereby ratifies and confirms the terms of the Assignment (as the same is affected by this Modification), reaffirms its obligations under the Assignment, and agrees that the Assignment remains in full force and effect and continues to be a legal, valid, and binding obligation in accordance with its terms (as the same is affected by this Modification).

3.   Lien Continuation.  The liens granted in that certain Assignment are hereby ratified and confirmed as continuing to secure the payment of the indebtedness described therein, including but not limited to, the Obligation (as defined in the Credit Agreement).  Nothing herein shall in any manner diminish, impair or extinguish the indebtedness under the Credit Agreement or the liens securing such indebtedness.

4.   Governing Law.  This Modification shall be governed by and construed in accordance with, and its performance enforced, under laws of the State of Texas.

5.   Severability of Provisions.  Any provision of this Modification which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6.   Execution in Counterparts.  This Modification may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Modification.

7.   Successors and Assigns.  This Modification binds Grantor and its successors and assigns, and inures to the benefit of Assignee and its successors and assigns.

8.   Entire Agreement.  THE ASSIGNMENT AS AMENDED BY THIS MODIFICATION AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signatures and Acknowledgments appear on following pages.]

IN WITNESS WHEREOF, this Modification us executed as of the date set forth in the notary acknowledgement below but is to be effective for all purposes as of the date set forth in the preamble to this Modification.

GRANTOR: DEEP DOWN, INC., a Nevada corporation

By:	/s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

STATE OF TEXAS	§
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COUNTY OF HARRIS	§

This instrument was acknowledged before me on April 13, 2010, by Eugene L. Butler, Chief Financial Officer of Deep Down, Inc., a Nevada corporation, on behalf of said corporation, and for the purpose and consideration therein stated.

(notary public)	/s/ Karen D. Billiot, Notary Public NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

Signature and Acknowledgment Page to the First Modification to Assignment of Leases and Rents
(Harris County, Texas)

ASSIGNEE: WHITNEY NATIONAL BANK, a national banking association

By:	/s/ Paul W. Cole
Paul W. Cole
Vice President

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on April 13, 2010, by Paul W. Cole, Vice President of Whitney National Bank, a national banking association, on behalf of said banking association, and for the purpose and consideration therein stated.

/s/ Sonya Tate, Notary Republic NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

RECORD AND RETURN TO:

Porter & Hedges, L.L.P.
1000 Main Street, 36th Floor
Houston, Texas  77002
Attention:  Janine E. Yee

Signature and Acknowledgment Page to the First Modification to Assignment of Leases and Rents
(Harris County, Texas)